Exhibit 99.1 Execution Version SHARE REPURCHASE AGREEMENT THIS SHARE REPURCHASE AGREEMENT (this “Agreement”) is made and entered into as of this 11th day of June, 2025 (the “Effective Date”), by and among Hippo Holdings Inc., a Delaware corporation (“Hippo”) and the selling shareholder (the “Seller”) set forth on Schedule I hereto. RECITALS WHEREAS, the Seller desires to sell the number of shares of common stock, par value $0.0001 per share (the “Common Stock”) of Hippo set forth opposite such Seller’s name on Schedule I (collectively, the “Shares”) to Hippo, and Hippo desires to purchase such Shares from the Seller, on the terms and conditions set forth in this Agreement (the “Repurchase Transaction”). WHEREAS, after due consideration, the Audit, Risk, and Compliance Committee of the Board of Directors of Hippo has approved the Repurchase Transaction. NOW, THEREFORE, in consideration of the premises and the agreements set forth below, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows: ARTICLE I SALE AND PURCHASE OF THE SHARES Section 1.1 Purchase. Subject to the terms and conditions of this Agreement, on the Closing Date (as defined herein), the Seller shall sell, assign, transfer, convey and deliver to Hippo the number of Shares set forth opposite such Seller’s name on Schedule I hereto, and Hippo shall purchase, acquire and accept such number of Shares from the Seller. The purchase price per Share shall be a three percent (3%) discount to the trailing three (3)-day average close price ending on the third (3rd) business day following the Effective Date (“Purchase Price per Share”), resulting in a total purchase price for the Shares equal to an amount obtained by multiplying the number of Shares by the Purchase Price per Share (the “Purchase Price”). Section 1.2 Closing. Subject to the satisfaction of the conditions set forth in Article IV, the closing of the Repurchase Transaction (the “Closing”) shall take place on the “Closing Date” (as defined in that certain Asset and Securities Purchase Agreement, dated as of the Effective Date, by and between Hippo, Westwood Insurance Agency LLC, a California limited liability company, a subsidiary of The Baldwin Insurance Group Holdings, LLC, a Delaware limited liability company, and the other parties named therein (the “Baldwin Purchase Agreement”)), unless another date is agreed to in writing (email being sufficient) by the Seller and Hippo (such Closing date, the “Closing Date”). On the Closing Date, the Seller shall deliver or cause to be delivered to Hippo a stock power, in the form attached as Exhibit A, executed by such Seller in favor of Hippo, representing all of such Seller’s right, title and interest in and to the Shares to be sold by such Seller. On the Closing Date, Hippo shall pay to the Seller the portion of the Purchase Price for the Shares sold by such Seller in cash by wire transfer of immediately available funds in accordance with the wire transfer instructions provided by the Seller to Hippo. ARTICLE II REPRESENTATIONS AND WARRANTIES OF THE SELLER The Seller hereby makes the following representations and warranties to Hippo, each of which is true and correct on the date hereof and the Closing Date and shall survive the Closing Date. Section 2.1 Existence and Power. (a) Such Seller has the power, authority and capacity to execute and deliver this Agreement, to perform its obligations hereunder, and to consummate the transactions contemplated hereby. (b) The execution and delivery of this Agreement by such Seller and the consummation by such Seller of the transactions contemplated hereby (i) do not require the consent, approval, authorization, order, registration or qualification of, or (except for filings pursuant to Section 16 or Regulation 13D under the Securities Exchange Act of 1934 (the “Exchange Act”)) filing with, any governmental authority or court, or body or arbitrator having jurisdiction over such Seller; and (ii) except as would not have an adverse effect on the ability of such Seller to consummate the transactions contemplated by this Agreement, do not and will not constitute or result in a breach, violation or default under any note, bond, mortgage, deed, indenture, lien, instrument, contract, agreement, lease or license, whether written or oral, express or implied, to which such Seller is a party or with such Seller’s organizational documents or any statute, law, ordinance, decree, order, injunction, rule, directive, judgment or regulation of any court, administrative or regulatory body, governmental authority, arbitrator, mediator or similar body on the part of such Seller or cause the acceleration or termination of any obligation or right of such Seller or any other party thereto. Section 2.2 Valid and Enforceable Agreement; Authorization. This Agreement has been duly executed and delivered by such Seller and, constitutes a legal, valid and binding obligation of such Seller, enforceable against such Seller in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws of general application affecting enforcement of creditors’ rights generally and general principles of equity. Section 2.3 Title to the Shares. Such Seller has or will have on the Closing Date good and valid title to the Shares to be sold by such Seller free and clear of any lien, encumbrance, pledge, charge, security interest, mortgage, title retention agreement, option, equity or other adverse claim (other than pursuant to securities laws or agreements with Hippo or any of its affiliates), and full right, power and authority to sell, assign transfer and deliver the Shares to be sold by such Seller hereunder. Section 2.4 Sophistication of Seller. Such Seller acknowledges and agrees that, except as set forth in this Agreement, Hippo is not making any express or implied representations or warranties in connection with the Repurchase Transaction. Such Seller has such knowledge and experience in financial and business matters and in making investment decisions of this type that it is capable of evaluating the merits and risks of making its investment decision regarding the Repurchase Transaction and of making an informed investment decision. Such Seller and/or such Seller’s advisor(s) have had a reasonable opportunity to ask questions of and receive answers from a person or persons acting on behalf of Hippo concerning the Shares to be sold by such Seller and all such questions have been answered to such Seller’s full satisfaction. Such Seller is not relying on Hippo with respect to the tax and other economic considerations of the Repurchase Transaction, and such Seller has relied on the advice of, or has consulted with, such Seller’s own advisors. ARTICLE III REPRESENTATIONS AND WARRANTIES OF HIPPO Hippo hereby makes the following representations and warranties to the Seller, each of which is true and correct on the date hereof and the Closing Date and shall survive the Closing Date. Section 3.1 Existence and Power. (a) Hippo is a corporation that is duly organized, validly existing and in good standing under the laws of the State of Delaware and has the power, authority and capacity to execute and deliver this Agreement, to perform its obligations hereunder, and to consummate the transactions contemplated hereby. All corporate action required to be taken by Hippo’s board of directors and its stockholders in order to authorize the Company to execute and deliver this Agreement, to perform its obligations hereunder, and to consummate the transactions contemplated hereby has been taken prior to the Closing. (b) The execution and delivery of this Agreement by Hippo and the consummation by Hippo of the transactions contemplated hereby (i) do not require the consent, approval, authorization, order, registration or qualification of, or (except for filings pursuant to the Exchange Act and the New York Stock Exchange) filing with, any governmental authority or court, or body or arbitrator having jurisdiction over Hippo; and (ii) except as would not have an adverse effect on the ability of Hippo to consummate the transactions contemplated by this Agreement or upon the business of Hippo or any of its affiliates, do not and will not constitute or result in a breach, violation or default under, any note, bond, mortgage, deed, indenture, lien, instrument, contract, agreement, lease or license, whether written or oral, express or implied, to which Hippo is a party, with Hippo’s certificate of incorporation, bylaws, certificate of limited partnership, limited partnership agreement or similar organizational document, or any statute, law, ordinance, decree, order, injunction, rule, directive, judgment or regulation of any court, administrative or regulatory body, governmental authority, arbitrator, mediator or similar body on the part of Hippo or cause the acceleration or termination of any obligation or right of Hippo or any other party thereto. Section 3.2 Valid and Enforceable Agreement; Authorization. This Agreement has been duly executed and delivered by Hippo and constitutes a legal, valid and binding obligation of Hippo, enforceable against Hippo in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws of general application affecting enforcement of creditors’ rights generally and general principles of equity. ARTICLE IV CONDITIONS TO CLOSING The obligations of the Seller to consummate the transactions provided for herein are subject to the fulfillment, or waiver by the Seller on or prior to the Closing, of the conditions set forth in Sections 4.1 and 4.3 below. The obligations of Hippo to consummate the transactions provided for herein are subject to the fulfillment, or waiver by Hippo on or prior to the Closing, of the conditions set forth in Sections 4.2 and 4.3 below. Section 4.1 Representations of Hippo. The representations and warranties of Hippo set forth in Article III shall be true and correct in all respects as of the Closing Date as though made on and as of the Closing Date, except for those breaches, if any, of such representations and warranties that in the aggregate would not have a adverse effect upon the ability of Hippo to consummate the transactions contemplated by this Agreement or perform its obligations hereunder, or upon the business of Hippo or any of its affiliates. Section 4.2 Representations of the Seller. The representations and warranties of the Seller set forth in Article II shall be true and correct in all respects as of the Closing Date as though made on and as of the Closing Date, except for those breaches, if any, of such representations and warranties that in the aggregate would not have a material adverse effect upon the ability of the Seller to consummate the transactions contemplated by this Agreement or perform its obligations hereunder. Section 4.3 Transaction Closing. The “Closing” (as defined in the Baldwin Purchase Agreement) under the Baldwin Purchase Agreement shall have occurred. ARTICLE V TERMINATION Section 5.1 Termination. This Agreement and the transactions contemplated herein may be terminated (a) at any time prior to Closing by mutual written consent of Hippo and the Seller or (b) upon written notice by Hippo to the Seller in the event the Baldwin Purchase Agreement is terminated in accordance with its terms prior to the consummation of the transactions contemplated thereby. ARTICLE VI MISCELLANEOUS PROVISIONS Section 6.1 Notice. Any notice provided for in this Agreement shall be in writing and shall be either delivered electronically, personally delivered or sent by reputable overnight courier service (charges prepaid) to the address and to the attention of the person set forth in this Agreement. Notices will be deemed to have been given hereunder when delivered personally or by e-mail, and two business days after deposit postage prepaid with a reputable overnight courier service for delivery on the next business day. If delivered to Hippo, to: Hippo Holdings Inc. One Almaden Blvd., Ste 400 San Jose, California 95113 Attention: Sara Garvey, General Counsel and Secretary

Email: generalcounsel@hippo.com With copies (which shall not constitute notice) to: Latham & Watkins LLP 140 Scott Drive Menlo Park, California 94025 Attention: Tad Freese Rachel Ratcliffe Payne Email: Tad.Freese@lw.com; Rachel.RatcliffePayne@lw.com If to the Seller, to: LEN FW Investor, LLC 5505 Waterford District Drive, Suite 500 Miami, FL 33126 Attention: Eric Feder Email: eric.feder@lennar.com With a copy (which shall not constitute notice) to: Lennar Corporation 5505 Waterford District Drive, Suite 500 Miami, FL 33126 Attention: General Counsel Email: mark.sustana@lennar.com Section 6.2 Entire Agreement. This Agreement, the other documents and agreements executed around the same time as this Agreement or in connection with the Repurchase Transaction, and any agreements referred to in the foregoing (collectively, the “Transaction Agreements”) embody the entire agreement and understanding of the parties hereto with respect to the subject matter hereof and supersede all prior and contemporaneous oral or written agreements, representations, warranties, contracts, correspondence, conversations, memoranda and understandings between or among the parties or any of their agents, representatives or affiliates relative to such subject matter, including, without limitation, any term sheets, emails or draft documents. Section 6.3 Assignment; Binding Agreement. This Agreement and the various rights and obligations arising hereunder shall inure to the benefit of and be binding upon the parties hereto and their successors and assigns. Section 6.4 Counterparts. This Agreement may be signed in one or more counterparts (which may be delivered in original form, facsimile, electronically or “pdf” file thereof), each of which when so executed shall constitute an original and all of which together shall constitute one and the same agreement. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Agreement or any document to be signed in connection with this Agreement shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, and the parties hereto consent to conduct the transactions contemplated hereunder by electronic means. Section 6.5 Governing Law. This Agreement shall in all respects be construed in accordance with and governed by the substantive laws of the State of Delaware, without giving effect to principles of conflicts of laws. Each party hereto waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect of any action, suit or proceeding arising out of or relating to this Agreement or any transaction contemplated hereby. Section 6.6 No Third Party Beneficiaries or Other Rights. Nothing herein shall grant to or create in any person not a party hereto, or any such person’s dependents or heirs, any right to any benefits hereunder, and no such party shall be entitled to sue any party to this Agreement with respect thereto.

Section 6.7 Release. Except in respect of any claim of a breach of this Agreement or any other Transaction Agreement, (i) the Seller does hereby release Hippo, its stockholders, its affiliates and successors, and all of Hippo’s directors, officers, employees and agents, and agree to hold them, and each of them, harmless from any and all claims or causes of action that the Seller may now have or know about, or hereafter may learn about, arising out of the Repurchase Transaction, and the Seller agrees that the Seller will not file any claim, charge, or lawsuit for the purpose of obtaining any monetary awards in connection with the Repurchase Transaction, and (ii) Hippo does hereby release the Seller, their respective general and limited partners, affiliates and successors, and all of the Seller’s directors, officers, managers, members, employees and agents, and Hippo agrees that it will not file any claim, charge, or lawsuit for the purpose of obtaining any monetary awards in connection with the Repurchase Transaction. The parties acknowledge that the foregoing release includes, but is not limited to, any claim arising under any federal, state, or local law, whether statutory or judicial, or ordinance, or any administrative regulation. For the avoidance of doubt, the foregoing release will not affect any separate agreements between the parties unrelated to the Repurchase Transaction, any of the Transaction Agreements, or any agreements entered into by a party hereto or its affiliate in connection with the sale, transfer, or other disposition of assets of Hippo or its affiliates, in a single transaction or series of related transactions. Section 6.8 Waiver; Consent. This Agreement and its terms may not be changed, amended, waived, terminated, augmented, rescinded or discharged (other than in accordance with its terms), in whole or in part, except by a writing executed by the parties hereto. Section 6.9 No Broker. Each party represents to the other party that it has not engaged any third party as broker or finder or incurred or become obligated to pay any broker’s commission or finder’s fee in connection with the transactions contemplated by this Agreement. Section 6.10 Further Assurances. Each party hereto hereby agrees to execute and deliver, or cause to be executed and delivered, such other documents, instruments and agreements, and take such other actions consistent with the terms of this Agreement as may be reasonably necessary in order to accomplish the transactions contemplated by this Agreement. Section 6.11 Costs and Expenses. Each party hereto shall pay their own respective costs and expenses incurred in connection with the negotiation, preparation, execution and performance of this Agreement. Section 6.12 Severability. If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby. (Signatures appear on the next page.)

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date first above written. HIPPO HOLDINGS INC. By: /s/ Guy Zeltser Name: Guy Zeltser Title: Chief Financial Officer

LEN FW INVESTOR, LLC By: /s/ Eric Feder Name: Eric Feder Title: President

SCHEDULE I SELLER SHARES OF COMMON STOCK TO BE SOLD TO HIPPO LEN FW Investor, LLC 514,309 TOTAL HOLDINGS 514,309

EXHIBIT A FORM OF STOCK POWER